SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008 (July 9, 2008)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor any of its subsidiaries (other than KCP&L) have any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or its other subsidiaries’ financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy and of its other subsidiaries.

Item 1.01	Entry into a Material Definitive Agreement

KCP&L, Kansas City Power & Light Receivables Company (“Receivables Company”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Agent”) and Victory Receivables Corporation (the “Purchaser”) are parties to a certain Receivables Sale Agreement, dated as of July 1, 2005, as amended by Amendment No. 1 dated as of April 2, 2007 (as amended, the “Agreement”).  The Receivables Sale Agreement was filed as Exhibit 10.2.c to Great Plains Energy’s and KCP&L’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and Amendment No. 1 was filed as Exhibit 10.2.2 to Great Plains Energy’s and KCP&L’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.  KCP&L sells all of its retail electric accounts receivable to its wholly owned subsidiary, Receivables Company, which in turn sells an undivided percentage ownership interest in the accounts receivable to the Purchaser.

On July 9, 2008, the parties entered into Amendment No. 2 to the Agreement, effective as of July 11, 2008 (the “Amendment”).  The Amendment extends the date certain contained in the definition of Termination Date from July 13, 2008 to July 10, 2009.  The Amendment also deletes the definition of, and references to, the Special Limit (which was defined as five percent of the Eligible Receivables Balance attributable to the City of Kansas City, Missouri).

The Agent is a party with other lenders to credit agreements dated as of May 11, 2006, as amended, with Great Plains Energy and KCP&L providing for revolving credit facilities aggregating $1 billion.

Item 8.01	Other Information

A copy of the Missouri Public Service Commission Report and Order, dated July 1, 2008, approving with modifications and conditions the joint application of Great Plains Energy, KCP&L and Aquila related to the proposed acquisition of Aquila by Great Plains Energy is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Report and Order of the Missouri Public Service Commission dated July 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Chief Financial Officer

Date: July 10, 2008.